Exhibit 99.1

Press Contact:

Robert Minicucci, Warner Communications

Phone: (603) 488-5856

Mobile: (339) 206-1722

robert@warnerpr.com

Investor Inquiries:

Andrea Clegg, NightHawk Radiology Holdings, Inc.

(866) 402-4295

(208) 292-2818

aclegg@nighthawkrad.net

NightHawk Radiology Holdings, Inc. Announces Second Quarter 2008 Results

COEUR D’ALENE, Idaho, July 30, 2008 — NightHawk Radiology Holdings, Inc. (NASDAQ: NHWK), the leading provider of radiology solutions to radiology groups and hospitals throughout the United States, today announced financial results for its second quarter ended June 30, 2008.

Second Quarter 2008 Highlights

•	Revenue grew 13% to $42.8 million from $37.9 million in the year-ago quarter. Scan volume grew 7% to 780,000 scans.

•

Revenue from new service offerings, including final reads and business services, was $8.7 million, or 20% of total revenue. Final reads revenue increased 22% to $4.9 million, or 11% of total revenue. The year-ago quarter did not include any revenue from business services.

•

Adjusted net income was $5.5 million, or $0.18 per diluted share, down from $6.4 million, or $0.21 per diluted share, in the year-ago quarter. Adjusted net income excludes non-cash stock compensation expense, non-cash amortization of intangible assets and non-cash malpractice reserve adjustments. In addition, adjusted net income in the second quarter of 2008 also excludes $0.5 million of non-recurring expenses associated with employee severance and non-cash fixed asset charges.

•

GAAP net income was $2.8 million, or $0.09 per diluted share, compared to $3.5 million, or $0.11 per diluted share, in the second quarter of 2007. A reconciliation of adjusted net income to GAAP net income is included in the tables attached to this press release.

•	Cash flow from operations increased 70% to $7.5 million, up from $4.4 million in the second quarter of 2007.

“We are very pleased with the progress we made in the second quarter as we begin to see a positive impact from our business improvement initiatives,” said Dr. Paul Berger, Chairman and Chief Executive Officer. “During the quarter we increased our revenues, margins and earnings sequentially, strengthened our management team and board of directors, and maintained our commitment to creating shareholder value by returning over $18 million to shareholders through the repurchase of 2.2 million shares.”

Tim Murnane, Executive Vice President and Chief Operating Officer, added, “During the quarter we made significant headway on our business improvement initiatives, particularly with respect to improving our sales execution and competitiveness, and in optimizing our service delivery and physician scheduling. We recognize that we still have a considerable amount of work to do and remain focused on generating further improvements in our operating results.”

Earnings Conference Call

The second quarter 2008 conference call will be held today, July 30, 2008 at 4:30 p.m. (ET). A live webcast of the conference call, as well as a replay, will be available online on the company’s corporate website at http://www.nighthawkrad.net. Participants can also access the call by dialing 800-257-2182 or 303-262-2053 (for international callers). A replay of the call will be available approximately two hours after the conclusion of the call and will remain available until midnight (EDT) on Wednesday, August 13, 2008. To access the replay, dial 800-405-2236 or 303-590-3000 (for international callers) and enter the conference ID number: 11117506.

About NightHawk

NightHawk Radiology (Nasdaq: NHWK), headquartered in Coeur d’Alene, Idaho, is leading the transformation of the practice of radiology by providing high- quality, cost-effective solutions to radiology groups and hospitals throughout the United States. NightHawk provides the most complete suite of solutions, including professional services, business services, and its advanced, proprietary clinical workflow technology, all designed to increase efficiencies and improve the quality of patient care and the lives of physicians who provide it. NightHawk’s team of U.S. board-certified, state-licensed, and hospital-privileged physicians located in the United States, Australia, and Switzerland, provides services 24 hours a day, seven days a week, to approximately 1,500 sites, representing approximately 26% of all hospitals in the United States. For more information, visit http://www.nighthawkrad.net.

Forward Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding certain improvements to the company’s operations and financial results. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including the risks associated with general economic conditions, competitive conditions in the radiology industry, and regulatory risks. Other factors that could cause operating and financial results to differ are described in the company’s prospectus and periodic reports filed with the Securities and Exchange Commission (SEC). Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.

Presentation of Non-GAAP Financial Information

The presentation of adjusted net income and adjusted earnings per diluted share are not measures of financial performance under GAAP and should not be considered a substitute for or superior to GAAP. Management believes these non-GAAP financial measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core results and provide consistency in financial reporting. Specifically, the company’s non-GAAP adjusted net income measure, and related adjusted earnings per diluted share, described in this release exclude (i) the non-cash charges related to our stock-based compensation, (ii) the non-cash expense associated with the amortization of intangibles associated with acquisitions, and (iii) the non-cash expense associated with changes to our IBNR reserve (incurred but not reported medical liability reserves), and (iv) non-recurring charges related to fixed asset retirements and severance. We exclude the non-cash charges related to our stock-based compensation due to the varying valuation methodologies, subjective assumptions and the variety of types of awards that companies can use when applying FAS 123R along with the fact that a substantial portion of our outstanding options and restricted stock units are held by our independent contractor physicians and require accounting treatment that differs from the accounting treatment for options and restricted stock units held by employees.

The company provides non-GAAP adjusted net income and related adjusted earnings per diluted share as financial measures because management believes these measures provide greater transparency with respect to information used by management in its financial and operational decision making and to enhance investors’ overall understanding of our current financial performance and our future prospects. For reconciliation of our non-GAAP financial measures to the most applicable GAAP financial measure, please refer to the information included in the attached tables of this press release and on our corporate website under the heading investor relations.

“NHWKF”

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (unaudited)

	June 30, 2008	December 31, 2007
	(in thousands, except per share amts)
ASSETS
Current assets:
Cash and cash equivalents	$38,245	$31,956
Marketable securities	10,000	30,625
Trade accounts receivable, net	26,553	25,665
Deferred income taxes	294	655
Prepaids and other current assets	4,300	2,812

Total current assets	79,392	91,713
Property and equipment, net	11,669	10,555
Goodwill	69,012	68,601
Intangible assets, net	83,368	87,133
Deferred income taxes	1,656	1,251
Other assets, net	3,907	4,213

Total	$249,004	$263,466

LIABILITIES
Current liabilities:
Accounts payable	$6,895	$6,071
Accrued expenses and other liabilities	4,923	12,881
Accrued payroll and related benefits	3,554	4,570
Long-term debt, due within one year	1,000	1,000

Total current liabilities	16,372	24,522
Insurance reserve	3,734	3,038
Long-term debt	98,000	98,500
Other liabilities	2,860	2,717

Total liabilities	120,966	128,777

STOCKHOLDERS’ EQUITY
Common stock-150,000,000 shares authorized; $.001 par value; 28,533,983 and 30,312,322 shares issued and outstanding at June 30, 2008 and December 31, 2007, respectively	29	30
Additional paid-in capital	239,157	249,274
Retained earnings (deficit)	(109,456)	(112,957)
Accumulated other comprehensive income (deficit)	(1,692)	(1,658)

Total stockholders’ equity	128,038	134,689

Total	$249,004	$263,466

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
	(in thousands, except per share amts)		(in thousands, except per share amts)
Service revenue	$42,758	$37,923	$84,446	$63,805
Operating costs and expenses:
Professional services (includes non-cash compensation expense of $386, $1,071, $976 and $2,031)	17,036	17,402	34,903	27,775
Sales, general, and administrative (includes non-cash compensation expense of $1,832, $1,845, $4,188 and $2,683)	16,463	12,643	34,634	21,107
Depreciation and amortization	2,959	1,792	5,757	2,642

Total operating costs and expenses	36,458	31,837	75,294	51,524

Operating income	6,300	6,086	9,152	12,281
Other income (expense):
Interest expense	(2,189)	(1,275)	(4,376)	(1,276)
Interest income	376	834	903	1,722
Other, net	(41)	(30)	(13)	(32)

Total other income (expense)	(1,854)	(471)	(3,486)	414

Income before income taxes	4,446	5,615	5,666	12,695
Income tax expense	1,675	2,101	2,165	4,849

Net income	$2,771	$3,514	$3,501	$7,846

Earnings per common share:
Basic	$0.09	$0.12	$0.12	$0.26
Diluted	$0.09	$0.11	$0.11	$0.25
Weighted averages of common shares outstanding:
Basic	30,426,531	29,996,297	30,435,363	29,978,376
Diluted	31,442,818	30,993,033	31,411,253	30,903,332

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
	(in thousands, except per share amts)		(in thousands, except per share amts)
Cash flows from operating activities:
Net income	$2,771	$3,514	$3,501	$7,846
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,959	1,792	5,757	2,642
Accretion of discounts (premiums) on marketable securities	30	(82)	(21)	(217)
Amortization of debt issuance costs	162	71	324	72
Loss (gain) on disposal of fixed assets and other, net	293	—	344	(24)
Deferred income taxes	159	(1,544)	(11)	(2,034)
Non-cash stock compensation expense	2,217	2,916	5,164	4,714
Excess tax benefit from exercise of stock options	(158)	(143)	(238)	(340)
Provision for doubtful accounts	8	94	199	136
Changes in operating assets and liabilities (excluding effects of acquisitions):
Trade accounts receivable, net	(1,379)	(3,809)	(1,155)	(3,406)
Prepaid expenses and other assets	971	67	(1,507)	(537)
Accounts payable	294	1,616	615	2,307
Accrued expenses and other liabilities	(1,176)	(1,531)	(597)	728
Accrued payroll and related benefits	364	1,477	943	772

Net cash provided by operating activities	7,515	4,438	13,318	12,659
Cash flows from investing activities:
Purchase of marketable securities	(16,085)	(2,450)	(26,390)	(13,871)
Proceeds from maturities of marketable securities	25,990	9,300	33,755	27,178
Proceeds from the sale of marketable securities	13,303	—	13,303	—
Purchase of property and equipment	(1,661)	(1,171)	(3,296)	(2,375)
Cash and cash equivalents from acquisitions, net	—	10	—	87
Cash paid for acquisitions	(6,500)	(40,643)	(6,500)	(62,493)

Net cash provided by (used in) investing activities	15,047	(34,954)	10,872	(51,474)
Cash flows from financing activities:
Repayment of debt	(250)	(10,866)	(500)	(10,866)
Proceeds from exercise of stock options	194	107	400	333
Excess tax benefit from exercise of stock options	158	143	238	340
Purchase of common stock shares	(18,039)	—	(18,039)	—
Proceeds from debt	—	53,000	—	53,000
Payment on line of credit	—	(1,679)	—	(1,679)
Debt issuance costs paid	—	(1,828)	—	(1,827)

Net cash (used in) provided by financing activities	(17,937)	38,877	(17,901)	39,301

Net increase in cash and cash equivalents	4,625	8,361	6,289	486
Cash and cash equivalents—beginning of period	33,620	38,626	31,956	46,501

Cash and cash equivalents—end of period	$38,245	$46,987	$38,245	$46,987

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

RECONCILIATION BETWEEN GAAP AND ADJUSTED NET INCOME

	Three Months Ended
	June 30, 2008			June 30, 2007
	(in thousands, except per share amts)			(in thousands, except per share amts)
	GAAP	Adjustments	As Adjusted	GAAP	Adjustments	As Adjusted
Service revenue	$42,758		$42,758	$37,923		$37,923
Operating costs and expenses:
Professional services (1)	17,036	(213)	16,823	$17,402	(1,816)	15,586
Sales, general, and administrative (2)	16,463	(2,311)	14,152	12,643	(1,845)	10,798
Depreciation and amortization (3)	2,959	(1,883)	1,076	1,792	(1,140)	652

Total operating costs and expenses	36,458	(4,407)	32,051	31,837	(4,801)	27,036

Operating income	6,300	4,407	10,707	6,086	4,801	10,887
Other income (expense):
Interest expense	(2,189)		(2,189)	(1,275)		(1,275)
Interest income	376		376	834		834
Other, net	(41)		(41)	(30)		(30)

Total other income (expense)	(1,854)		(1,854)	(471)		(471)

Income before income taxes	4,446	4,407	8,853	5,615	4,801	10,416
Income tax expense (4)	1,675	1,661	3,336	2,101	1,872	3,973

Net income	$2,771	$2,746	$5,517	$3,514	$2,929	$6,443

Earnings per share:
Basic	$0.09		$0.18	$0.12		$0.21
Diluted	$0.09		$0.18	$0.11		$0.21
Weighted average shares outstanding:
Basic	30,426,531		30,426,531	29,996,297		29,996,297
Diluted	31,442,818		31,442,818	30,993,033		30,993,033

(1)	Adjustments to the 2008 GAAP amount represent $386 of non-cash stock compensation expense and a credit of $173 of non-cash malpractice reserve changes. The 2007 adjustments to GAAP amounts represent $1,071 of non-cash stock compensation expense and $745 of non-cash malpractice reserve changes.

(2)	Adjustments to the 2008 GAAP amounts represent $1,832 of non-cash stock compensation expense, $164 of employee severance expenses and $315 of non-cash fixed asset charges. The 2007 adjustments to GAAP amounts represent $1,845 of non-cash stock compensation expense.

(3)	Adjustment to GAAP amounts represents non-cash amortization of intangible assets

(4)	Represents the tax effect on the adjustments to GAAP.

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

RECONCILIATION BETWEEN GAAP AND ADJUSTED NET INCOME

	Six Months Ended
	June 30, 2008			June 30, 2007
	(in thousands, except per share amts)			(in thousands, except per share amts)
	GAAP	Adjustments	As Adjusted	GAAP	Adjustments	As Adjusted
Service revenue	$84,446		$84,446	$63,805		$63,805
Operating costs and expenses:
Professional services (1)	34,903	(1,672)	33,231	$27,775	(3,026)	24,749
Sales, general, and administrative (2)	34,634	(4,667)	29,967	21,107	(2,683)	18,424
Depreciation and amortization (3)	5,757	(3,765)	1,992	2,642	(1,479)	1,163

Total operating costs and expenses	75,294	(10,104)	65,190	51,524	(7,188)	44,336

Operating income	9,152	10,104	19,256	12,281	7,188	19,469
Other income (expense):
Interest expense	(4,376)		(4,376)	(1,276)		(1,276)
Interest income	903		903	1,722		1,722
Other, net	(13)		(13)	(32)		(32)

Total other income (expense)	(3,486)		(3,486)	414		414

Income before income taxes	5,666	10,104	15,770	12,695	7,188	19,883
Income tax expense (4)	2,165	3,860	6,025	4,849	2,803	7,652

Net income	$3,501	$6,244	$9,745	$7,846	$4,385	$12,231

Earnings per share:
Basic	$0.12		$0.32	$0.26		$0.41
Diluted	$0.11		$0.31	$0.25		$0.40
Weighted average shares outstanding:
Basic	30,435,363		30,435,363	29,978,376		29,978,376
Diluted	31,411,253		31,411,253	30,903,332		30,903,332

(1)	Adjustments to the 2008 GAAP amount represent $976 of non-cash stock compensation expense and $696 of non-cash malpractice reserve changes. The 2007 adjustments to GAAP amounts represent $2,031 of non-cash stock compensation expense and $995 of non-cash malpractice reserve changes.

(2)	Adjustments to the 2008 GAAP amounts represent $4,188 of non-cash stock compensation expense, $164 of employee severance expenses and $315 of non-cash fixed asset charges. The 2007 adjustments to GAAP amounts represent $2,683 of non-cash stock compensation expense.

(3)	Adjustment to GAAP amounts represents non-cash amortization of intangible assets

(4)	Represents the tax effect on the adjustments to GAAP.

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

HISTORICAL VOLUMES

	Year	Total Volumes	Growth Rates		Acquisition Contribution - First 12 months
Quarter			Sequential	Year over Year	DayHawk	ATN	TDS	Radlinx	ERS
Q1	2004	120,554	36%	210%	—	—	—	—	—
Q2	2004	152,640	27%	178%	—	—	—	—	—
Q3	2004	182,737	20%	133%	—	—	—	—	—
Q4	2004	193,883	6%	119%	8,316	—	—	—	—

FY	2004	649,814	149%	149%
Q1	2005	222,341	15%	84%	15,850	—	—	—	—
Q2	2005	266,023	20%	74%	17,355	—	—	—	—
Q3	2005	298,759	12%	63%	18,905	—	—	—	—
Q4	2005	328,815	10%	70%	8,480	29,640	—	—	—

FY	2005	1,115,938	72%	72%
Q1	2006	364,155	11%	64%	—	32,130	—	—	—
Q2	2006	417,269	15%	57%	—	32,622	—	—	—
Q3	2006	463,028	11%	55%	—	32,086	—	—	—
Q4	2006	448,084	(3%)	36%	—	—	—	—	—

FY	2006	1,692,536	52%	52%
Q1	2007	484,477	8%	33%	—	—	27,089	—	—
Q2	2007	731,418	51%	75%	—	—	51,095	137,611	—
Q3	2007	787,673	8%	70%	—	—	52,708	143,339	—
Q4	2007	730,992	(7%)	63%	—	—	51,644	124,394	—

FY	2007	2,734,560	62%	62%
Q1	2008	745,075	2%	54%	—	—	23,147	117,693	17,457
Q2	2008	780,108	5%	7%	—	—	—	4,817	26,010